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EXHIBIT 10.46

SIXTH AMENDMENT TO RESTATED CREDIT AGREEMENT

    THIS DOCUMENT is entered into as of January 29, 2001, between MAGNETEK, INC., a Delaware corporation ("Borrower"), certain Lenders, BANK OF AMERICA, N.A. ("Agent"), as Agent for Lenders, and certain Co-Agents for Lenders.

    Borrower, Agent, Co-Agents, and Lenders are party to the Restated Credit Agreement (as renewed, extended, and amended, the "Credit Agreement") dated as of June 20, 1997, providing for a revolving credit facility. Borrower, Agent, and Determining Lenders have agreed, upon the following terms and conditions, to the amendments described in Paragraph 2 below in order to, among other things, permit the sale of certain assets and provide for a reduction in the total Commitments. Accordingly, for adequate and sufficient consideration, Borrower, Agent, and Determining Lenders agree as follows:

1.
TERMS AND REFERENCES.  Unless otherwise stated in this document (A) terms defined in the Credit Agreement have the same meanings when used in this document and (B) references to "Sections," "Schedules," and "Exhibits" are to the Credit Agreement's sections, schedules, and exhibits.

2.
AMENDMENTS.

      (A) Section 9.11 is amended by (1) deleting the word "and" before clause (j) in that section and (2) adding the following to the end of that section:

    , and (k) the sale by Borrower of substantially all of the assets, properties, and interests in properties and rights used in the domestic business of developing, manufacturing, selling, and distributing drives and AC inverters, and related products, systems, and solutions (the "Drives and Industrial Controls Division") to Yaskawa Electric America, Inc. for no less than $27,588,000 in cash proceeds including liabilities assumed by Yaskawa Electric America, Inc. of the Drives and Industrial Controls Division, less any payables assumed by Yaskawa Electric America, Inc. in connection with certain portions of the business retained by Borrower (subject to reasonable purchase price adjustments upon review of the closing balance sheet) pursuant to the Asset Purchase Agreement dated as of January 29, 2001, between Borrower and Yaskawa Electric America, Inc., so long as (i) Borrower delivers to Agent on the day that the sale is fully consummated (which date must occur on or before March 31, 2001, the "Yaskawa Closing Date"), a certificate of a Responsible Officer certifying that the sale has been fully closed as of the date stated in the certificate and the amount of the net proceeds received from such sale, and (ii) by no later than the Business Day following the Yaskawa Closing Date, all of the net cash proceeds from the sale are applied to prepay the Principal Debt in accordance with Section 3.2(b) without regard to the integral multiple requirement in that section. Notwithstanding the foregoing, the total cash proceeds received by Borrower from Yaskawa Electric America, Inc. on the Yaskawa Closing Date shall not be less than $24,000,000.

      (B) The total Commitments will be reduced to $175,000,000 upon the consummation of the sale to Yaskawa Electric America, Inc. as contemplated in that Paragraph as further provided in the attached Amended Schedule 2.1.

      (C) Schedule 2.1 is entirely amended in the form of, and each reference to such schedule in the Credit Agreement is now to, the attached Amended Schedule 2.1 respectively.

3.
CONDITIONS PRECEDENT.  Paragraph 2 above is not effective until Agent receives (A) counterparts of this document executed by Borrower and Determining Lenders, (B) an amendment fee to be paid to each Lender who has executed and delivered to Agent a counterpart of this document by 5:00 p.m. Atlanta time on January 12, 2001, equal to 0.05% of that Lender's Commitment as it is to be reduced effective as of the consummation of the sale to Yaskawa Electric America, Inc. described in

  Paragraph 2(A), and (C) a fully executed copy of the final Asset Purchase Agreement with Yaskawa Electric America, Inc. and all attachments and amendments to it.

4.
RATIFICATIONS.  Borrower (A) ratifies and confirms all provisions of the Loan Documents as amended by this document, (B) ratifies and confirms that, (except in respect of the release of Lender Liens on the assets described in Paragraph 2 above and as permitted by Section 5.5(b)), all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

5.
REPRESENTATIONS.  To induce Agent, Co-Agents, and Lenders to enter into this document, Borrower represents and warrants to Agent, Co-Agents, and Lenders that as of the date of this document (A) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that any of them speak to a different specific date or the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, (B) no Material Adverse Event, Default, or Potential Default exists, and (C) Borrower is the only Domestic Restricted Company.

6.
EXPENSES.  Borrower shall pay all costs, fees, and expenses paid or incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this document and any release or other related documents.

7.
MISCELLANEOUS.  All references in the Loan Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this document. This document is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in Sections 1 and 14 of the Credit Agreement are incorporated in this document by reference. Except as specifically amended by this document, the Credit Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to the terms of the Credit Agreement. THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY BLANK.
SIGNATURE PAGES FOLLOW.]

    EXECUTED as of the date first stated in this Sixth Amendment to Restated Credit Agreement.

MAGNETEK, INC., as Borrower		BANK OF AMERICA, N.A. as Agent and a Lender

By	John P. Colling, Jr., Vice President and Treasurer	By	Ameet A. Tijoriwala, Vice President

BANKERS TRUST COMPANY, as a Co-Agent and a Lender		CIBC INC., as a Co-Agent and a Lender

By		By
	Name:		Name:
	Title:		Title:

CREDIT LYONNAIS—NEW YORK BRANCH, as a Co-Agent and a Lender		BANK ONE, NA (Chicago Main Office), as a Co-Agent and a Lender

By		By
	Name:		Name:
	Title:		Title:

GENERAL ELECTRIC CAPITAL CORPORATION (assignee of The Long-Term Credit Bank of Japan, Ltd.), as a Co-Agent and a Lender		UNION BANK OF CALIFORNIA, N.A., as a Co-Agent and a Lender

By		By
	Name:		Name:
	Title:		Title:

ARAB BANKING CORPORATION (B.S.C.), as a Lender		BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., as a Lender

By		By
	Name:		Name:
	Title:		Title:

FIRST UNION NATIONAL BANK, as a Lender

By
Name:
Title:

Signature Page

THE FUJI BANK LIMITED, as a Lender		NATEXIS BANQUES POPULAIRES, as a Lender

By		By
	Name:		Name:
	Title:		Title:

By
Name:
Title:

SOCIETE GENERALE, SOUTHWEST AGENCY, as a Lender		THE SUMITOMO BANK, LIMITED, as a Lender

By		By
	Name:		Name:
	Title:		Title:

BANK HAPOALIM, (assignee, in part, of Societe Generale, Southwest Agency), as a Lender		CREDIT AGRICOLE INDOSUEZ (as assignee of Caisse Nationale de Credit Agricole), as a Lender

By		By
	Name:		Name:
	Title:		Title:

By
Name:
Title:

THE TOKAI BANK, LTD. NEW YORK BRANCH, as a Lender

By
Name:
Title:

Signature Page

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EXHIBIT 10.46
SIXTH AMENDMENT TO RESTATED CREDIT AGREEMENT